UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

MEGA MATRIX CORP.

(Exact name of registrant as specified in our charter)

Delaware	001-13387	94-3263974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

(650) 340-1888

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MPU	NYSE American Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously reported, on September 18, 2024, Mega Matrix Corp.’s (the “Company”) special meeting of stockholders was adjourned to September 25, 2024. The Company reconvened its special meeting of stockholders virtually on Wednesday, September 25, 2024. As of the record date of July 29, 2024, 38,160,916 shares of the Company’s common stock, $0.001 par value (the “Common Stock”), were outstanding and entitled to vote. Of this amount, 23,587,449 shares of Common Stock, representing approximately 61.81% of the total number of shares of Common Stock entitled to vote, were represented in person or by proxy, constituting a quorum. Set forth below is the voting result from the proposal presented for a stockholder vote at such meeting, which received a sufficient number of votes to pass.

1.	To approve and adopt the Third Amended and Restated Agreement and Plan of Merger and Reorganization dated May 31, 2024 (the “Merger Agreement”), by and among the Company, Mega Matrix Inc., formerly known as Marsprotocol Inc., an exempted company incorporated under the laws of the Cayman Islands and a wholly owned-subsidiary of the Company (“MPU Cayman”), and MPU Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of MPU Cayman (“MPU Merger Sub”), pursuant to which the MPU Merger Sub will merge with and into the Company, with the Company surviving, and each one (1) share of the Company’s common stock acquired prior to the time when the registration statement (File No.: 333-271349) became effective will be converted into the right to receive one (1) Class A Ordinary Share in MPU Cayman, and Class A Ordinary Shares of MPU Cayman will be issued to holders of issued and outstanding shares of the Company’s common stock that are acquired after the time when the registration statement (File No.: 333-271349) became effective (the “Redomicile Merger Proposal”):

FOR	AGAINST	ABSTAIN
22,189,999	1,386,264	11,186

Item 7.01 Regulation FD Disclosure

On September 25, 2024, the Company issued a press release announcing that its stockholders have approved the Redomicile Merger Proposal. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
99.1	Press Release dated September 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Mega Matrix Corp.

	By:	/s/ Yucheng Hu
Yucheng Hu
Chief Executive Officer

Dated: September 25, 2024

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